SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 2, 1997
                        Commission File Number: 0-25386


                               FX ENERGY, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0504461
            ----------------------------        ------------------
           (State or other jurisdiction of      (IRS Employer
            incorporation or organization)      Identification No.)



           3006 HIGHLAND DRIVE
                SUITE 206
           SALT LAKE CITY, UTAH                       84106
      ------------------------------             -----------------
     (Address of Principal Executive                (Zip Code)
               Offices)


              Registrant's Telephone Number, including Area Code:
                               (801) 486-5555




                                    N/A
         --------------------------------------------------------
     (Former name, former address, and formal fiscal year, if changed since last report)




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                             ITEM 5.  OTHER EVENTS
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FX Energy, Inc. ("FX Energy" or the "Company") announced on September 2, 1997, that on September 1, 1997, the Gladysze #1-A well on the Company's 2.4 million acre Baltic Concession reached a total depth of 2,570 meters. A 9-meter core of the Cambrian sandstone, the target reservoir, showed oil saturation and natural gas bubbles through the entire length. The sandstone has moderate porosity but low permeability due to the presence of clay material in the rocks.

Following a test of the well, it was determined that the well is not capable of commercial production because of its low permeability. The Company is now logging and plugging the well. FX Energy intends to perform additional laboratory study and analysis of the cores, logs, and seismic to identify target areas in the Baltic Concession where the oil and gas found in the Gladysze #1-A might be in combination with the porosity and permeability found in the Orneta #1, which FX Energy drilled earlier this year east of the Gladysze #1-A. The Company plans to seek an industry partner to join in the exploration program.

The structure on which the Gladysze #1-A was drilled was previously tested by two wells drilled in the early 1970s by the Polish Oil and Gas Company. Log interpretations from those wells indicated movable hydrocarbons in the Cambrian reservoir. The oil and gas in the core of the Gladysze #1-A substantiates the interpretation that oil is present in the system. However, the lack of permeability in this structure caused by the presence of the clays was not detected by the old BKZ logs.

FX Energy currently has a partnership agreement with Apache Corporation on its
5.5 million acre Lublin Concession in southeastern Poland and is conducting an exploration study in the Carpathian Region of southern Poland in partnership with the Polish Oil and Gas Company. FX Energy also has an exploration agreement with Homestake Mining Company on its Sudety Concession in southwestern Poland.

FX Energy produces oil from fields in Montana and Nevada and is actively pursuing other oil and gas opportunities both internationally and domestically.



For a discussion of the contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1996 annual report on Form 10-KSB and other SEC reports.





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                                   SIGNATURES
- -------------------------------------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 5,  1997             FX ENERGY, INC.


                                       By/s/ Scott J. Duncan, Vice President





















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